The Gabelli Focused Growth and Income Fund

A series of the Gabelli Equity Series Funds, Inc.

SUMMARY PROSPECTUS January 28, 2026

Class AAA (GWSVX), A (GWSAX), C (GWSCX), I (GWSIX)

Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information (“SAI”), which contain more information about the Fund and its risks. You can find the Fund’s Prospectus and SAI and other information about the Fund online at www.gabelli.com. You can also get this information at no cost by calling 800-422-3554 or by sending an email request to info@gabelli.com. The Fund’s Prospectus and SAI, both dated January 28, 2026, are incorporated by reference into this Summary Prospectus.

Investment Objective

The Focused Growth and Income Fund seeks to provide a high level of capital appreciation.

Fees and Expenses of the Focused Growth and Income Fund:

This table describes the fees and expenses that you may pay if you buy and hold the following classes of shares of the Focused Growth and Income Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts on Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in Class A shares of the Gabelli family of mutual funds. More information about these and other discounts is available from your financial professional and in the section entitled, “Classes of Shares” on page 48 of the prospectus and in Appendix A, “Sales Charge Reductions and Waivers Available through Certain Intermediaries,” attached to the Fund’s prospectus and “Distribution Plans” on page 41 of the Fund’s statement of additional information.

	Class AAA Shares	Class A Shares	Class C Shares	Class I Shares
Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of redemption or offering price, whichever is lower)	None	None	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (as a percentage of amount invested)	None	None	None	None
Redemption Fees (as a percentage of amount redeemed for shares held 7 days or less)	2.00%	2.00%	2.00%	2.00%
Exchange Fee	None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fees	1.00%	1.00%	1.00%	1.00%
Distribution and Service (Rule 12b-1) Fees	0.25%	0.25%	1.00%	None
Other Expenses	0.41%	0.41%	0.41%	0.41%
Total Annual Fund Operating Expenses	1.66%	1.66%	2.41%	1.41%
Fee Waiver and/or Expense Reimbursement(1)	0.00%	(0.41)%	0.00%	(0.61)%
Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement	1.66%	1.25%	2.41%	0.80%

(1)	The Adviser has contractually agreed to waive its investment advisory fees and/or to reimburse expenses of the Fund to the extent necessary to maintain the Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement (excluding brokerage costs, acquired fund fees and expenses, interest, taxes, and extraordinary expenses) at no more than an annual rate of 0.80% for Class I Shares and 1.25% for Class A Shares. Under this same arrangement, the Fund has also agreed, during the two year period following the year of any such waiver or reimbursement by the Adviser, to repay such amount, but only to the extent the Fund’s adjusted Total Annual Fund Operating Expenses would not exceed an annual rate of 0.80% for Class I Shares and 1.25% for Class A Shares. This arrangement is in effect through January 31, 2027 for both Class I Shares and Class A Shares, and may be terminated only by the Board of the Company before such time. The Fund will carry forward any fees and expenses in excess of the expense limitation and repay the Adviser such amount provided the Fund is able to do so without exceeding the lesser of (1) the expense limit in effect at the time of the waiver or reimbursement, as applicable, or (2) the expense limit in effect at the time of recoupment after giving effect to the repayment.

Expense Example

This example is intended to help you compare the cost of investing in the Focused Growth and Income Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in shares of the Focused Growth and Income Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example assumes a waiver of expenses through the date of the expiration of the waiver, and reflects Total Annual Fund Operating Expenses following the date of the expiration of the waiver. This example also assumes that your investment has a 5% return each year, and that the Focused Growth and Income Fund’s operating expenses remain the same. Although your actual costs may be higher or lower based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class AAA Shares	$169	$523	$901	$1,965
Class A Shares	$695	$1,031	$1,389	$2,395
Class C Shares	$344	$751	$1,285	$2,746
Class I Shares	$82	$387	$713	$1,637

You would pay the following expenses if you did not redeem your shares of the Focused Growth and Income Fund:

	1 Year	3 Years	5 Years	10 Years
Class AAA Shares	$169	$523	$901	$1,965
Class A Shares	$695	$1,031	$1,389	$2,395
Class C Shares	$244	$751	$1,285	$2,746
Class I Shares	$82	$387	$713	$1,637

Portfolio Turnover

The Focused Growth and Income Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Focused Growth and Income Fund’s shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Focused Growth and Income Fund’s performance. During the most recent fiscal year, the Focused Growth and Income Fund’s portfolio turnover rate was 35% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Focused Growth and Income Fund invests in a concentrated portfolio of twenty-five to thirty-five equity securities. The Focused Growth and Income Fund could potentially invest up to 50% of its net assets in five securities that represent the largest, and thus the highest conviction, positions. Under normal circumstances, the Focused Growth and Income Fund invests substantially all of its assets (i.e., at least 80%) in securities selected primarily for their potential to provide a high level of capital appreciation. These may include securities with a significant current income component. The Focused Growth and Income Fund also may invest up to 20% of its net assets in other securities, which may include fixed income securities and securities rated below investment grade by recognized statistical rating agencies or unrated securities of comparable quality, provided that the Adviser believes such investments will facilitate the overall pursuit of the Focused Growth and Income Fund’s investment objective of a high level of capital appreciation. The balance of the Focused Growth and Income Fund’s net assets not so invested are held in short term high grade investments or cash and cash equivalents. To the extent the Focused Growth and Income Fund invests in short term

2

investments or cash, it will impact the likelihood of achieving its investment objective. The Focused Growth and Income Fund may invest in U.S. and non-U.S. securities, including emerging market securities. The Focused Growth and Income Fund’s Adviser considers for purchase the securities of all companies, regardless of the size of capitalization (capitalization is the price per share multiplied by the number of shares outstanding), whose market capitalization trades at a discount to Private Market Value (PMV) at the time of investment. PMV is the price that the Focused Growth and Income Fund’s portfolio manager believes an informed buyer would pay to acquire a company’s entire business. Many of the holdings in the Focused Growth and Income Fund’s portfolio are considered by the Focused Growth and Income Fund’s portfolio manager to have a potential near term catalyst, or event, that might surface underlying value. Positions will be sold when they trade near or above PMV or if a catalyst fails to materialize as anticipated. The Focused Growth and Income Fund is a non-diversified mutual fund.

In selecting investments for the Focused Growth and Income Fund, the Adviser focuses on issuers that:

●	have potential for long term earnings per share growth

●	may be subject to a catalyst, such as industry developments, regulatory changes, changes in management, sale or spin-off of a division, or the development of a profitable new business

●	are well managed

●	may be subject to rapid changes in industry conditions due to regulatory or other developments

●	may have changes in management or similar characteristics that may result not only in expected growth in revenues but in an accelerated or above average rate of earnings growth, which would usually be reflected in capital appreciation

●	pay or have the potential to begin paying regular dividends

●	may increase the amount of their regular dividend payments

Principal Risks

You may want to invest in the Focused Growth and Income Fund if:

●	you are a long term investor

●	you seek capital appreciation

The Focused Growth and Income Fund’s share price will fluctuate with changes in the market value of the Focused Growth and Income Fund’s portfolio securities. An investment in the Focused Growth and Income Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell Focused Growth and Income Fund shares, they may be worth more or less than what you paid for them; you may lose money by investing in the Focused Growth and Income Fund.

Investing in the Focused Growth and Income Fund involves the following risks:

●	Market Disruption, Inflation and Interest Rate Risk. General economic and market conditions, such as interest rates, availability of credit, inflation rates, economic uncertainty, supply chain disruptions, labor shortages, energy and other resource shortages, changes in laws, trade barriers, currency exchange controls and national and international political circumstances (including governmental responses to public health crises or the spread of infectious diseases), may have long-term negative effects on the U.S. and worldwide financial markets and economy, and thus the Fund. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. General interest rate fluctuations may have a substantial negative impact on the Fund’s investments, the value of the Fund and the Fund’s rate of return. There is a risk that heightened interest rates may cause the economy to enter a recession. Any such recession would negatively impact the Fund and the investments held by the Fund.

●	Equity Risk. Equity risk is the risk that the prices of the securities held by the Focused Growth and Income Fund will change due to general market and economic conditions, perceptions regarding the industries in which the companies issuing the securities participate, and the issuer company’s particular circumstances. Dividends on common equity securities are not fixed but are declared at the discretion of an issuer’s board of directors. Companies that have historically paid dividends on their securities are not required to continue to pay dividends on such securities. There is no guarantee that the issuers of the common equity securities will declare

3

dividends in the future or that, if declared, they will remain at current levels or increase over time. Therefore, there is the possibility that such companies could reduce or eliminate the payment of dividends in the future. The Focused Growth and Income Fund’s investments in dividend producing equity securities may also limit its potential for appreciation during a broad market advance even if such securities are selected primarily for their perceived ability to provide a high level of capital appreciation. The prices of dividend producing equity securities can be highly volatile. Investors should not assume that the Focused Growth and Income Fund’s investments in these securities will necessarily reduce the volatility of the Focused Growth and Income Fund’s net asset value (“NAV”) or provide “protection,” compared to other types of equity securities, when markets perform poorly.

●	Foreign Securities Risk. Investments in foreign securities involve risks relating to political, social, and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks include expropriation, differing accounting and disclosure standards, currency exchange risks, settlement difficulties, market illiquidity, difficulties enforcing legal rights, and greater transaction costs. These risks are more pronounced in the securities of companies located in emerging markets.

●	Management Risk. If the portfolio manager is incorrect in his assessment of the growth prospects of the securities the Focused Growth and Income Fund holds, then the value of the Focused Growth and Income Fund’s shares may decline.

●	Non-Diversification Risk. As a non-diversified mutual fund, more of the Focused Growth and Income Fund’s assets may be focused in the common stocks of a small number of issuers, which may make the value of the Fund’s shares more sensitive to changes in the market value of a single issuer or industry than shares of a diversified mutual fund.

●	Small and Mid Capitalization Companies Risk. Investing in securities of small and mid-capitalization companies may involve greater risks than investing in larger, more established issuers. Small and mid-capitalization companies may be less well established and may have a more highly leveraged capital structure, less liquidity, a smaller investor base, lower revenues, limited product lines, greater dependence on a few customers, or a few key personnel and similar factors that can make their business and stock market performance susceptible to greater fluctuation and volatility. As a result, the purchase or sale of more than a limited number of shares of a small or medium company may affect its market price. The Focused Growth and Income Fund may need a considerable amount of time to purchase or sell its positions in these securities. In addition, smaller or medium company stocks may not be well known to the investing public.

●	Value Investing Risk. The Focused Growth and Income Fund may invest in value stocks and they involve the risk that they may not reach what the portfolio manager believes are their full market values. From time to time value investing falls out of favor with investors. During those periods, the Focused Growth and Income Fund’s relative performance may suffer.

●	Interest Rate Risk and Credit Risk. Investments in securities with an income component involve interest rate risk and credit risk. When interest rates decline, the value of such securities generally rises. Conversely, when interest rates rise, the value of such securities generally declines. It is possible that the issuer of a security will not be able to make dividend, interest and principal payments when due.

●	Low Credit Quality Risk. Lower rated securities are subject to greater credit risk, greater price volatility, and a greater risk of loss than investment grade securities. There may be less of a market for lower rated securities, which could make it harder to sell them at an acceptable price. Lower rated securities are commonly referred to as “junk” or “high yield” securities.

Performance

The bar chart and table that follow provide an indication of the risks of investing in the Focused Growth and Income Fund by showing changes in the Focused Growth and Income Fund’s performance from year to year and by showing how the Focused Growth and Income Fund’s average annual returns for one year, five years, and ten years compared with those of a broad based securities market index. As with all mutual funds, the Focused Growth and Income Fund’s

4

past performance (before and after taxes) does not predict how the Focused Growth and Income Fund will perform in the future. Updated information on the Focused Growth and Income Fund’s results can be obtained by visiting www.gabelli.com.

FOCUSED GROWTH AND INCOME FUND

(Total Returns for Class AAA Shares for the Years Ended December 31)

40%
30%
20%
10%
0%
-10%
-20%
-30%
1.57%
17.09%
-25.28%
26.77%
8.64%
27.04%
-13.84%
11.32%
13.22%
2.09%
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

During the calendar years shown in the bar chart, the highest return for a quarter was 25.64% (quarter ended June 30, 2020), and the lowest return for a quarter was (31.79)% (quarter ended March 31, 2020).

Average Annual Total Returns (for the years ended December 31, 2025)	Past One Year	Past Five Years	Past Ten Years
The Gabelli Focused Growth and Income Fund Class AAA Shares
(first issued on 12/31/02)
Return Before Taxes	2.09%	7.09%	5.59%
Return After Taxes on Distributions	0.83%	5.94%	4.98%
Return After Taxes on Distributions and Sale of Fund Shares	1.71%	5.30%	4.34%
Class A Shares (first issued on 12/31/02):
Return Before Taxes	(3.35)%	6.17%	5.14%
Class C Shares (first issued on 12/31/02)
Return Before Taxes	0.30%	6.31%	4.82%
Class I Shares (first issued on 1/11/08)
Return Before Taxes	2.99%	8.11%	6.24%
S&P MidCap 400 Index (reflects no deduction for fees, expenses or taxes)	7.50%	9.12%	10.72%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown for only Class AAA shares, and after-tax returns for other classes will vary. In some instances, the “Return After Taxes on Distributions and Sale of Fund Shares” may be greater than the “Return After Taxes on Distributions” because the investor is assumed to be able to use the capital loss from the sale of Fund shares to offset other taxable gains. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Focused Growth and Income Fund shares through tax-deferred arrangements, such as 401(k) plans or Individual Retirement Accounts, including Roth IRAs and SEP IRAs (collectively, “IRAs”).

Management

The Adviser. Gabelli Funds, LLC

The Portfolio Manager. Mr. Daniel M. Miller, a Managing Director of GAMCO Investors, Inc. and Executive Vice President of Marketing for the mutual funds business, has served as portfolio manager of the Focused Growth and Income Fund since January 2012.

5

Purchase and Sale of Fund Shares

The minimum initial investment for Class AAA, Class A and Class C shares is $1,000 ($250 for “IRAs” or Coverdell Education Savings Plans). There is no minimum initial investment for Class AAA, Class A and Class C shares in an automatic monthly investment plan. Class I shares are available to investors with a minimum investment of $1,000 when purchasing the shares directly through G.distributors, LLC, the Focused Growth and Income Fund’s distributor (“G.distributors” or the “Distributor”), or investors purchasing Class I shares through brokers or financial intermediaries that have entered into selling agreements with the Distributor specifically with respect to Class I shares, and which have different minimum investment amounts. If you transact in Class I Shares through a broker or financial intermediary, you may be required to pay a commission and/or other forms of compensation to the broker or financial intermediary. The Distributor reserves the right to waive or change minimum investment amounts. There is no minimum for subsequent investments.

Since the minimum initial investment amount for the Focused Growth and Income Fund’s Class I shares purchased directly through the Distributor is the same as that for all other classes of the Focused Growth and Income Fund’s shares, shareholders eligible to purchase another class of shares of the Focused Growth and Income Fund should instead consider purchasing Class I shares since Class I shares carry no sales load and no ongoing distribution fees. Investors and shareholders who wish to purchase shares of the Focused Growth and Income Fund through a broker or financial intermediary should consult their broker or financial intermediary with respect to the purchase of shares of the Focused Growth and Income Fund.

You can purchase or redeem shares of the Focused Growth and Income Fund on any day the New York Stock Exchange (“NYSE”) is open for trading (a “Business Day”). You may purchase or redeem shares of the Focused Growth and Income Fund by written request via mail (The Gabelli Funds, P.O. Box 219204, Kansas City, MO 64121-9204), personal or overnight delivery (The Gabelli Funds, c/o SS&C Global Investor & Distribution Solutions, Inc., 801 Pennsylvania Avenue, Suite 219204, Kansas City, MO 64105-1307), Internet, bank wire, or Automated Clearing House (“ACH”) system. You may also purchase shares of the Focused Growth and Income Fund by telephone, if you have an existing account with banking instructions on file, or redeem at 800-GABELLI (800-422-3554).

Shares of the Focused Growth and Income Fund can also be purchased or sold through registered broker-dealers or other financial intermediaries that have entered into appropriate selling agreements with the Distributor. The broker-dealer or other financial intermediary will transmit these transaction orders to the Focused Growth and Income Fund on your behalf and send you confirmation of your transactions and periodic account statements showing your investments in the Focused Growth and Income Fund.

Tax Information

The Focused Growth and Income Fund expects that distributions will generally be taxable as ordinary income or long term capital gains, unless you are investing through a tax deferred arrangement, such as a 401(k) plan or an IRA.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Focused Growth and Income Fund through a broker-dealer or other financial intermediary (such as a bank), the Focused Growth and Income Fund and its related companies may pay the intermediary for the sale of Focused Growth and Income Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Focused Growth and Income Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

6

This Page Was Intentionally Left Blank.

840 multi 2026

8